UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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ADVANCED SERIES TRUST

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The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Emerging Markets Equity Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

June 17, 2020

To the Shareholders:

At an in-person meeting held on January 23-24, 2020, the Board of Trustees (the Board) of Advanced Series Trust approved new subadvisory agreements for the AST Emerging Markets Equity Portfolio (the Portfolio). Effective April 27, 2020, AQR Capital Management, LLC (AQR), J.P. Morgan Investment Management Inc. (JPIM) and Martin Currie Inc. (MC) became subadvisers to the Portfolio, replacing Parametric Portfolio Associates LLC (Parametric).

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS), as investment managers to the Portfolio, have entered into (i) a new subadvisory agreement with AQR to subadvise a portion of the Portfolio; (ii) a new subadvisory agreement with JPIM to subadvise a portion of the Portfolio; and (iii) a new subadvisory agreement with MC to subadvise a portion of the Portfolio (collectively, the New Subadvisory Agreements). The New Subadvisory Agreements relate to the appointments of AQR, JPIM and MC, to replace Parametric as subadvisers to the Portfolio. The New Subadvisory Agreements became effective on April 27, 2020. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreements. PGIM Investments and ASTIS will continue to manage the Portfolio.

This information statement describes the circumstances surrounding the Board's approval of the New Subadvisory Agreements and provides you with an overview of their terms. This information statement does not require any action by you. It is provided to inform you about a change in the Portfolio's subadvisory arrangements.

By order of the Board,

Andrew R. French

Secretary

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTEMEIS2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Emerging Markets Equity Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

June 17, 2020

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Emerging Markets Equity Portfolio (the Portfolio), a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of an exemptive order (the Manager-of-Managers Order) issued by the Securities and Exchange Commission (the SEC). The Manager- of-Managers Order permits the Portfolio's investment managers to hire subadvisers that are not affiliated with the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the "Board" or "Trustees." The principal executive offices of AST are located at 655 Broad Street, 17th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager) serve as the investment managers of the Portfolio.

This information statement relates to the approval by the Board of new subadvisory agreements for the Portfolio. At an in-person meeting of the Board held on January 23-24, 2020 (the Meeting), the Board, including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved: (i) a new subadvisory agreement with AQR Capital Management, LLC (AQR) to subadvise a portion of the Portfolio; (ii) a new subadvisory agreement with J.P. Morgan Investment Management Inc. (JPIM) to subadvise a portion of the Portfolio; and (iii) a new subadvisory agreement with Martin Currie Inc. (MC, and together with AQR and JPIM, the New Subadvisers) to subadvise a portion of the Portfolio (collectively, the New Subadvisory Agreements). The New Subadvisory Agreements relate to the appointments of AQR, JPIM and MC, to replace Parametric Portfolio Associates LLC (Parametric or the Prior Subadviser) as subadvisers to the Portfolio. The New Subadvisory Agreements became effective on April 27, 2020.

The investment objective of the Portfolio has not changed. The investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreements. The Management Agreement was last approved by the Trustees, including a majority of the Independent Trustees, at the June 2020 Board meetings.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about

June 19, 2020 to shareholders investing in the Portfolio as of April 27, 2020.

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NEW SUBADVISORY AGREEMENT

Approval of the New Subadvisory Agreements

As required by the 1940 Act, the Board of AST, including the Independent Trustees, considered whether to approve each of the New Subadvisory Agreements.

The New Subadvisory Agreements relate to the appointment of each of the New Subadvisers to replace Parametric as the new subadvisers for the Portfolio. The Board, including all of the Independent Trustees, met at the Meeting, and approved the New Subadvisory Agreements for an initial two-year period, after concluding that such approvals were in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Meeting, the Board requested and received materials relating to each of the New Subadvisory Agreements and had the opportunity to ask questions and request further information in connection with its consideration. The Board noted that it had received at the Meeting a presentation from the Manager regarding a proposal to reorganize the AST AQR Emerging Markets Equity Portfolio (the AQR Portfolio), and that, if the Board approved the New Subadvisory Agreements, the portfolios that invest in the AQR Portfolio (the Investing Portfolios) would transfer their investments to invest instead in the Portfolio.

Before approving the New Subadvisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by each of the New Subadvisers; comparable performance information; the fees to be paid by the Manager to each of the New Subadvisers; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the New Subadvisers. In connection with its deliberations, the Board considered information provided by the Manager and each of the New Subadvisers at, or in advance of, the Meeting. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board's decision to approve each of the New Subadvisory Agreements.

The Board determined that the overall arrangements between the Manager and each of the New Subadvisers were appropriate in light of the services to be performed and the fee arrangements under each of the New Subadvisory Agreements, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board's approval of the New Subadvisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Parametric under the current subadvisory agreement (the Prior Subadvisory Agreement), and those that would be provided by each of the New Subadvisers under the New Subadvisory Agreements, as proposed. The Board noted that the nature and extent of services provided under the existing and new agreements were generally similar in that Parametric and each of the New Subadvisers were each required to provide day-to-day portfolio management services to the Portfolio, and to comply with all Portfolio policies, and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of each of the New Subadvisers who would be responsible for the Portfolio. The Board was also provided information pertaining to the organizational structure, senior management and investment operations of each of the New Subadvisers, among other relevant information. The Board noted that it had also received favorable compliance reports regarding each of the New Subadvisers from AST's Chief Compliance Officer. The Board also noted that AQR and JPIM each provides subadvisory services to other AST portfolios.

The Board concluded that, based on the nature of the proposed services to be rendered, the background information that it had reviewed regarding each of the New Subadvisers, and its prior experience with AQR and JPIM with regard to other AST portfolios, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by each of the New Subadvisers.

Performance

The Board received and considered information regarding the investment performance of the Portfolio and of a hypothetical portfolio of composite accounts managed by each of the New Subadvisers that was intended to reflect how the Portfolio would have operated with the New Subadvisers managing the assets of the Portfolio, taking into account the allocations proposed for each of the subadvisers, as well as a comparison of such performance information against the Portfolio's benchmark index and peer universe. The Board concluded that it was satisfied with the performance record of each of the New Subadvisers.

Subadvisory Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable from the Manager to each of the New Subadvisers under the New Subadvisory Agreements. The Board considered that, based on net assets in the Portfolio managed by Parametric as of November 30, 2019 and the anticipated transfer of Investing Portfolio assets to the Portfolio, and based on the proposed allocations to the New Subadvisers, the proposed combined effective subadvisory fee rate to be paid to the New Subadvisers would be higher than the effective subadvisory fee rate paid solely to Parametric under the current subadvisory arrangement. The Board considered that subadvisory fees are paid by the Manager to subadvisers. In this regard, the Board further considered that, as a result, any change in the subadvisory fee rate would not change the investment management fee paid by the Portfolio or its shareholders, and that, instead, an increase in the effective subadvisory fee rate for the Portfolio would decrease the net investment management fee retained by the Manager. The Board noted that it would review the management fee paid to the Manager by the Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee rates were reasonable.

Profitability

Because the engagement of the New Subadvisers with respect to the Portfolio is new, the Board noted that there was no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. The Board noted that, since none of the New Subadvisers is affiliated with the Manager, the revenues derived by the New Subadvisers under the New Subadvisory Agreements would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager, including each of the New Subadvisers, may not be as significant as the Manager's profitability, given the arm's-length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadvisers, as well as the fact that the Manager compensates the subadvisers out of its management fee.

The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Portfolio under the New Subadvisory Agreements contained breakpoints that reduce the fee rates on assets above specified levels. The Board noted that it would consider economies of scale in connection with future annual reviews of the New Subadvisory Agreements.

Other Benefits to the New Subadvisers

The Board considered potential "fall-out" or ancillary benefits anticipated to be received by each of the New Subadvisers and their respective affiliates in connection with the Portfolio. The Board concluded that any potential benefits to be derived by each of the New Subadvisers were consistent with those generally derived by other subadvisers to other AST portfolios. The Board also concluded that any potential benefits to be derived by AQR and JPIM were similar to the benefits derived by each in connection with their management of other AST portfolios, which are reviewed on an annual basis, and which were considered at the June 2019 Board meeting in connection with the renewal of the advisory agreements for the other AST portfolios for which AQR and JPIM provide subadvisory services.

The Board also concluded that any potential benefits to be derived by the New Subadvisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of the New Subadvisory Agreements.

***

After full consideration of these factors, the Board concluded that approving each of the New Subadvisory Agreements was in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreements are attached as Exhibits A-C.

Information about AQR, JPIM and MC

AQR a Delaware limited liability company formed in 1998, serves as a subadviser for the style premia segment of the Academic Strategies Portfolio, the Emerging Markets Equity Portfolio and the Large-Cap Portfolio. As of March 31, 2020, AQR and its affiliates had approximately $143 billion in assets under management. AQR's address is Two Greenwich Plaza, Greenwich, Connecticut 06830.

Additional information about AQR is attached as Exhibit D.

JPIM is an indirect wholly owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of March 31, 2020, JPIM and its affiliated companies had approximately $1,866,077 million in assets under management worldwide. JPIM's address is 383 Madison Avenue, New York, NY 10179.

Additional information about J.P. Morgan is attached as Exhibit E.

The Martin Currie group provides asset management services for a global client base of financial institutions, charities, foundations, endowments, pension funds, family offices, government agencies and investment funds.

Martin Currie Inc. is a New York corporation (No. 515904) within the Martin Currie group providing discretionary investment management services to Martin Currie's US investors. Martin Currie Inc. is headquartered at New York Times Building, 620 Eighth Avenue, 49th Floor, New York, New York 10018 and has its UK based office at Saltire Court, 20 Castle Terrace, Edinburgh, United Kingdom, EH1 2ES. Martin Currie Inc. is regulated by the SEC in the US and the FCA in the UK. As of March 31, 2020, Martin Currie (Holdings) Limited, Martin Currie Inc.'s ultimate parent company, had approximately $12 billion in assets under management.

Additional information about MC is attached as Exhibit F.

Terms of the New Subadvisory Agreements

The material terms of each of the New Subadvisory Agreements are identical to the material terms of the Prior Subadvisory Agreement. AQR, JPIM and MC are compensated by the Manager (and not the Portfolio) based on the amount of assets in the portion of the Portfolio they manage. The subadvisory fee rates paid to the Prior Subadviser under the Prior Subadvisory Agreement, the subadvisory fee rates to be paid to AQR, JPIM and MC under the New Subadvisory Agreements, and the subadvisory fees paid to the Prior Subadviser for the fiscal year ended December 31, 2019, are set forth below:

Prior Subadvisory Fee Rates	New Subadvisory Fee Rates

Parametric	AQR
0.50% of average daily net assets to $250 million;	0.50% of average daily net assets to $250
0.45% of average daily net assets over $250	million;
million to $500 million;	0.45% of average daily net assets from $250
0.40% of average daily net assets over $500	million to $500 million;
million	0.40% of average daily net assets over $500
million
JPIM
0.48% of average daily net assets to $200
million;
0.45% of average daily net assets from $200
million to $500 million;
0.40% of average daily net assets over $500
million
MC
0.50% of average daily net assets to $150
million;
0.40% of average daily net assets from $150
million to $300 million;
0.35% of average daily net assets from $300
million to $450 million;
0.30% of average daily net assets over $450
million

Subadvisory Fees Paid for the Fiscal Year Ended December 31, 2019

$1,916,163

Each New Subadvisory Agreement provides, as did the Prior Subadvisory Agreement, that subject to the supervision of the Manager and the Board, each of AQR, JPIM and MC, respectively, are responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, AQR, JPIM and MC will each maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

Each New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that

(i)each New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) each New Subadvisory Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust's Management Agreement with the Manager, and (iii) each New Subadvisory Agreement may be terminated at any time by AQR, JPIM or MC, or by the Manager on not more than 60 days', nor less than 30 days', written notice to the other party to the New Subadvisory Agreement.

Each New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, neither AQR, JPIM, nor MC, respectively, will be liable for any act or omission in connection with its activities as a subadviser to the Portfolio.

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 17th Floor, Newark, NJ 07102 and ASTIS, One Corporate Drive, Shelton, Connecticut 06484.

As of March 31, 2020, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $269.7 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of March 31, 2020, ASTIS served as investment manager to certain Prudential US and off-shore open-end investment companies with aggregate assets of approximately $140.1 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the supervision of the Trust's Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreement.

The Manager is specifically responsible for overseeing and managing the Portfolio, AQR, JPIM and MC. In this capacity, the Manager reviews the performance of the Portfolio, AQR, JPIM and MC and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolio, AQR, JPIM and MC, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio, AQR, JPIM and MC. The Manager utilizes this data in directly supervising the Portfolio, AQR, JPIM and MC. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust's corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust's custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust.

The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

•furnishing of office facilities;

•paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;

•monitoring financial and shareholder accounting services provided by the Trust's custodian and transfer agent;

•providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;

•monitoring, together with AQR, JPIM and MC, the Portfolio's compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

•preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;

•preparing and filing with the SEC on Form N-CSR the Trust's annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;

•preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;

•preparing and filing the Trust's registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;

•preparing compliance, operations and other reports required to be received by the Trust's Board and/or its committees in support of the Board's oversight of the Trust; and

•organizing regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

•the salaries and expenses of all of its and the Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager, AQR, JPIM or MC;

•all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust's business, other than those assumed by the Trust, as described below;

•the fees, costs and expenses payable to AQR, JPIM and MC, respectively, pursuant to the New Subadvisory Agreements; and

•with respect to the compliance services provided by the Manager, the cost of the Trust's Chief Compliance Officer, the Trust's Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust's compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio, AQR, JPIM and MC.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

•the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Manager;

•the fees and expenses of Trustees who are not affiliated persons of the Manager, AQR, JPIM or MC;

•the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares;

•the charges and expenses of the Trust's legal counsel and independent auditors;

•brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;

•all taxes and corporate fees payable by the Trust to governmental agencies;

•the fees of any trade associations of which the Trust may be a member;

•the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;

•the cost of fidelity, directors and officers, and errors and omissions insurance;

•the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;

•allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and

•litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The table below sets forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

		Aggregate
		Investment
Portfolio	Investment Management Fee Rate*	Management Fees
		for the most recently
		completed fiscal year
AST Emerging Markets Equity	0.9325% of average daily net assets to $300 million;	$3,701,884
Portfolio	0.9225% on next $200 million of average daily net assets;
	0.9125% on next $250 million of average daily net assets;
	0.9025% on next $2.5 billion of average daily net assets;
	0.8925% on next $2.75 billion of average daily net assets;
	0.8625% on next $4 billion of average daily net assets;
	0.8425% over $10 billion of average daily net assets

*The Manager will contractually agree to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the

Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.30% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2022 without the prior approval of the Trust's Board of Trustees.

Directors and Officers of PGIM Investments and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 17th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of AQR, JPIM or MC.

Name	Position with PGIM Investments	Principal Occupations

Stuart S. Parker	Chief Executive Officer, Chief	President of PGIM Investments LLC (since
	Operating Officer, Officer-in-Charge,	January 2012); Executive Vice President of
	President	Prudential Investment Management Services
LLC (since December 2012); formerly Executive
Vice President of Jennison Associates LLC and
Head of Retail Distribution of PGIM
Investments LLC (June 2005-December 2011).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484. None of the officers or directors of ASTIS are also officers or directors of AQR, JPIM or MC.

Name	Position with ASTIS	Principal Occupations

Scott E. Benjamin*	Director and Executive Vice President	Executive Vice President (since May 2009) of
PGIM Investments LLC; Executive Vice
President (June 2009-June 2012) and Vice
President (since June 2012) of Prudential
Investment Management Services LLC;

Name	Position with ASTIS	Principal Occupations

Executive Vice President (since September
2009) of AST Investment Services, Inc.; Senior
Vice President of Product Development and
Marketing, PGIM Investments (since February
2006); Executive Vice President (since June
2019) of Prudential Trust Company; formerly
Vice President of Product Development and
Product Management, PGIM Investments LLC
(2003-2006).
Timothy S. Cronin	Director, President, Chief Executive	President, Chief Executive Officer, Chief
	Officer, Chief Operating Officer,	Operating Officer, Officer-In-Charge (since
	Officer-in-Charge	March 2006), Director (since June 2005) of AST
Investment Services, Inc.; Senior Vice President
of PGIM Investments LLC (since May 2009);
Vice President (since July 2006) of Pruco Life
Insurance Company and Pruco Life Insurance
Company of New Jersey; Senior Vice president
(since May 2006) of Prudential Annuities Life
Assurance Corporation; Vice President of
Prudential Annuities, Inc. (since May 2003).
Dylan J. Tyson	Director and Executive Vice President	Director, President, and Chief Executive Officer
(since December 2019) of Pruco Life Insurance
Company, Pruco Life Insurance Company of
New Jersey, Prudential Annuities Holding
Company, Inc., Prudential Annuities Information
Services & Technology Corporation, Prudential
Annuities Life Assurance Corporation,
Prudential Annuities, Inc. and Prudential Life
Insurance Company of Taiwan Inc.; Senior Vice
President, Annuities (since December 2019) of
Prudential Financial, Inc. and The Prudential
Insurance Company of America

*Mr. Benjamin's principal address is 655 Broad Street, 17th Floor, Newark, NJ 07102.

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments and/or ASTIS.*

Name	Position with Trust	Position with PGIM Investments	Position with ASTIS

Timothy S. Cronin	President	Senior Vice President	Director, President,
Chief Executive
Officer, Chief
Operating Officer,
Officer-in-Charge
Ken Allen	Vice President	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and	Assistant Secretary and Vice President	N/A
Assistant Secretary
Andrew R. French	Secretary	Assistant Secretary and Vice President	N/A
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President	N/A
Dino Capasso	Chief Compliance Officer	Chief Compliance Officer and Vice	Chief Compliance
		President	Officer
Christian J. Kelly	Treasurer & Principal	Assistant Treasurer and Vice President	Vice President
Financial and Accounting
Officer

* Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10007, serves as custodian for the Trust's portfolio securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 17th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio's transfer agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, the Portfolio is currently subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST Emerging Markets Equity Portfolio	$995,091

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following in brokerage commissions to affiliated and non- affiliated broker-dealers:

Portfolio	Amount Paid
AST Emerging Markets Equity Portfolio	$286,761
Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust's annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust's most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit G to this information statement.

Andrew R. French

Secretary

Dated: June 17, 2020

EXHIBIT A

ADVANCED SERIES TRUST

AST Emerging Market Equity Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 11th day of March, 2020 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST), a Maryland corporation (together, the Co-Managers), and AQR Capital Management, LLC, a Delaware limited liability company (AQR or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers (with subsequent references to "Trust" with respect to Subadviser's obligations hereunder to refer only to the portion allocated to the Subadviser), including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, each only as applicable to Subadviser's obligations hereunder, and all other federal and state laws and regulations applicable to Subadviser's obligations hereunder. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required of the Subadviser by the Securities and Exchange Commission (the Commission), it being understood and agreed that the Subadviser shall not be responsible for any filings required of the Trust or the Co-Managers. The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents. Notwithstanding the foregoing or anything else contained in this Agreement, Subadviser shall not be required to comply with any requirements related to a Trust Document (including new Trust Documents and amendments to existing Trust Documents) or instruction of a Co-Manager or the Board of Trustees, unless Subadviser is notified in writing and is given a reasonable amount of time to implement such requirements and such requirements do not cause (i) Subadviser to breach any legal, tax or regulatory requirement applicable to Subadviser or the Trust, and/or (ii) any loss, damage, liability or competitive disadvantage to any other fund or account managed by Subadviser.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co- Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a)(iv) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co- Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Securities and Exchange Commission (the Commission) under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a)(iv) hereof.

(d)The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement to the extent required and applicable to the Subadviser's services hereunder. Further, the Subadviser agrees to notify the Co-Managers as soon as reasonably practicable upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension or revocation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that is substantially likely to lead to a statutory disqualification under the CEA or any non-routine investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target where such investigation is substantially likely to have a materially adverse impact on the services the Subadviser provides hereunder.

In addition, the Subadviser (for itself only), and Co-Managers (for themselves and on behalf of the Trust where a representation applies to the Trust) each hereby acknowledge, represent and warrant, as applicable, that:

i.the Subadviser intends to treat the AST Emerging Markets Equity Portfolio as an "exempt account" under Commodity Futures Trading Commission (the CFTC) Regulation 4.7(c) under the CEA and needs to verify certain information in order to claim relief from the disclosure and certain recordkeeping provisions of the CEA. To the extent the Portfolio qualifies as a "qualified eligible person" within the meaning of CFTC Rule 4.7, the Co-Managers on behalf of the Portfolio consents to the Portfolio's treatment by the Subadviser as a qualified eligible person.

ii.To the extent the AST Emerging Markets Equity Portfolio qualifies as an "exempt account" within the meaning of CFTC Regulation 4.7(c), the Co-Managers and the Trust each consent to the AST Emerging Markets Equity Portfolio being treated as such by the Subadviser.

iii.Each of the Subadviser, the Co-Managers and the Trust (a) is registered as required with the CFTC as a commodity pool operator, commodity trading advisor, futures commission merchant, introducing broker, retail foreign exchange dealer, swap dealer and/or major swap participant (and is a member of National Futures Association (NFA)), (b) is excluded or exempt from such registration requirements and has made all required filings relating thereto, or (c) is not required to be registered in any capacity with the CFTC or to be a member of NFA because it does not engage in any activity that comes within the definition of any of the registration categories in clause (a) of this section.

iv.Each of the Subadviser and the Co-Managers agrees to notify the other parties to this Agreement as soon as reasonably practicable if any of the representations made in this section become inaccurate or misleading in any material way.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended (Advisers Act), each only as applicable to Subadviser's obligations hereunder, and other state and federal regulations, and rules of any self-regulatory organization, each only as applicable to Subadviser's obligations hereunder.

(f)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement.

(g)The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(e) hereof as the Co-Managers may reasonably request.

(h)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(i)The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(j)The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation, provided that the content of such certifications, documentation or other information relates only to the duties and obligations of the Subadviser provided hereunder. The Subadviser shall as soon as reasonably practicable inform the Trust and the Co-Managers if the Subadviser becomes aware of any information related to Subadviser in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting and upon Co-Managers' request, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. Upon request, the Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually and upon Co-Manager's request, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. The Subadviser shall respond to reasonable requests for information from the Co-Managers as to material violations of the Code of Ethics (with non-public personal identification information redacted).

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.(a) The Subadviser acknowledges that, in the course of its engagement by the Co-Managers, the Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conduct business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Co-Managers' business and other proprietary information, written or oral.

(b)The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Managers, or to any person who may be identified by Confidential Information. At the Manager's request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

(c)Upon request the Subadviser shall notify the Co-Managers or its agents of its designated primary information security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in its Information Security Program and this Agreement.

(d)The Subadviser shall review its Information Security Program at least annually, and revise it whenever there is a material change in the Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of information the Information Security Program is designed to protect.

(e)The Subadviser's Information Security Program seeks to ensure that the Subadviser's employees are only granted access to information that they need to perform their official duties.

(f)The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of information the Information Security Program is designed to protect; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser's compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)The Subadviser shall conduct periodic penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any issues or vulnerabilities in any information technology systems processing, storing or transmitting any of the Fund's and/or Co-Managers' Confidential Information, the Subadviser shall make best efforts to address and mitigate test results in a timely manner.

(h)The Subadviser shall notify the Co-Managers, promptly and without unreasonable delay, but in no event more than three business days after Subadviser's confirmation of any material breach of Subadviser's Information Security Program that involves Confidential Information or any other information that may directly or indirectly impact the Co-Managers or the Trust, subject Subadviser to not being prohibited by law, court order, regulation or other regulatory restriction, from making such notification (a "Security Incident"). Thereafter, the Subadviser shall provide Co-Managers with a report that is formulated by a third-party incident response provider describing the Security Incident and the remediation actions taken.

(i)Upon the Co-Managers' reasonable request at any time during the term of the Agreement, the Subadviser shall as soon as reasonably practicable provide the Co-Managers with information related to the Subadviser's information security safeguards and practices.

(j)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable advance notice, with reasonable assistance and cooperation of the Subadviser's relevant information security staff to address issues in consultation with Subadviser's Legal and Compliance department.

5.The Subadviser will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadviser by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, excluding grants of authority provided under this Agreement or a separate power of attorney authorizing Subadviser to engage with trading counterparties on behalf of the Trust, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Manager. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co- Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at Two Greenwich Plaza, Greenwich, CT 06830, Attention: Chief Legal Officer.

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

AQR CAPITAL MANAGEMENT, LLC

By: /s/ Nicole DonVito

Name: Nicole DonVito

Title: Managing Director

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by AQR Capital Management, LLC (AQR), PGIM Investments LLC and AST Investment Services, Inc. will pay AQR an advisory fee on the net assets managed by AQR that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee for the Portfolio*

AST Emerging Markets Equity Portfolio	0.50% of average daily net assets to $250 million;
0.45% of average daily net assets from $250 million to $500 million; and
0.40% of average daily net assets over $500 million

*In the event AQR invests Portfolio assets in other pooled investment vehicles it manages or subadvises, AQR will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to AQR with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: March 11, 2020

EXHIBIT B

ADVANCED SERIES TRUST

AST Emerging Markets Equity Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 30th day of March, 2020 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (together, the Co-Managers), and J.P. Morgan Investment Management Inc., a Delaware corporation, (J.P. Morgan or the Subadviser), and effective as of a date mutually agreed upon by the Co-Managers and Subadviser;

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and AST act as Co-Managers of the Trust;

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually, a Portfolio or the Trust and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers (the "Allocated Portion"), including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of the Allocated Portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust that are not inconsistent with the Trust Documents), cooperate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal laws and regulations. In addition, the Subadviser shall manage the Allocated Portion in conformity with applicable state laws and regulations and such state insurance laws as Manager informs Subadviser are applicable to the Trust ("State Insurance Laws"). In connection therewith, the Subadviser shall, among other things, assist the Co-Managers in the preparation and filing of such reports as the Trust is, or may in the future be, required to file with the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by the Allocated Portion, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), as it determines in its discretion subject to the requirements of this subsection (iii). In executing transactions for the Trust and selecting Brokers, the Subadviser will use its best efforts to seek on behalf of the Trust the best overall terms available. Within the framework of this policy, the Subadviser shall consider all the factors that it deems relevant including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the Broker, the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis and, for any portion of the Portfolio managed by the Subadviser from its offices outside the United Kingdom, the research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. (If the Subadviser manages a portion of the Portfolio's assets from its offices in the United Kingdom ("UK Managed Assets"), the brokerage commissions paid on transactions in the UK Managed Assets will compensate the broker for trade execution only. Brokerage commissions paid on transactions involving assets the Subadviser manages from its offices outside the United Kingdom ("Non-UK Managed Assets") may compensate the broker for both trade execution and investment research services.)

For Non-UK Managed Assets, the Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain the best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the Co-Managers or Subadviser determine(s) in good faith that such commission was reasonable in relation to the value of the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it or an affiliate may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act).

On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. The Co-Managers recognize that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Trust. The Co-Managers hereby acknowledge receipt of the current best execution policy of Subadviser's London branch and consent to Subadviser following such policy. Subadviser shall provide the Co-Managers with updated versions of such policy as it may be amended, supplemented, or modified from time to time. Subject to the requirements of U.S. laws rules, and regulations, including, without limitation, the 1940 Act and the Investment Advisers Act of 1940, as amended (the Advisers Act), and the rules thereunder, the Co-Managers agree that the Subadviser's London branch may follow the then-current version of such best execution policy in managing the portion of the Portfolio's assets assigned to it. In addition, the Co-Managers agree that in managing the portion of the Portfolio's assets assigned to it, the Subadviser's London branch may execute trades outside a trading venue as that term is defined in the "Markets in Financial Instruments Directive."

(iv)The Subadviser is authorized to purchase, sell, hold and generally deal in and with derivatives as set forth in the Prospectus of the Trust. The Co-Managers hereby authorize Subadviser to open accounts and execute documents, representations, warranties, indemnities and representation letters in the name of, binding against and on behalf of the Trust, including without limitation, futures account agreements and master agreements related to derivatives transactions for all purposes necessary or desirable in Subadviser's view to effectuate Subadviser's activities under this Agreement. To the extent the Portfolio qualifies as a "qualified eligible person" within the meaning of the Commodity Futures Trading Commission ("CFTC") Regulation Rule 4.7, the Co-Managers on behalf of the Portfolio consent to the Portfolio's treatment by the Subadviser as a qualified eligible person.

(v)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(vi)The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the Allocated Portion, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vii)The Subadviser and the Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii)The Co-Managers acknowledge that investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Manager agrees that Subadviser may give advice and take action with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Trust. It is Subadviser's policy, to the extent practicable, to allocate investment opportunities among clients over a period of time on a fair and equitable basis. Manager recognizes that Subadviser, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price. It is understood that Subadviser shall not have any obligations to purchase or sell, or to recommend for purchase or sale, for the Trust any security which Subadviser or its affiliates, their directors, officers, principals or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of Subadviser such transaction or investment appears unsuitable, impractical or undesirable for the Trust, except as required by law. Nothing in this Agreement will in any way limit or restrict Subadviser or any of its respective officers, directors, principals, affiliates or employees from buying, selling or trading in any securities for its or their own accounts or other accounts. Manager acknowledges and agrees that Subadviser and its affiliates may make different investment decisions with respect to each of its clients or for its own account, and that such fact shall not be relied upon by Manager or any of Manager's agents or representatives as evidence of a breach of Subadviser 's duties hereunder. Nothing in this Agreement shall limit or restrict the right of the Subadviser, the Co-Managers, the Trust, or any of their respective directors, officers, affiliates or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

(ix)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule

17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(x)Conflicts of interest may arise in the course of providing the Subadviser's services and information on the Subadviser's conflicts of interest policy may be found in the Subadviser's FCA Disclosure Document and its current Form ADV provided to the Co-Managers.

(b)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co- Managers to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(c)The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) to the extent permitted by law, regulation, regulatory requirement or the Subadviser's policy, the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(d)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures designed to comply with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable federal regulations and state law and/or requirements, State Insurance Laws and applicable rules of any self-regulatory organization.

(e)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures designed to comply with the 1940 Act, the Advisers Act, and other applicable federal laws and regulations, state law and/or requirements and State Insurance Laws. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(f)The Subadviser shall furnish to the Co-Managers copies of (i) all records prepared in connection with the performance of this Agreement and (ii) any reports prepared for external distribution in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(g)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Allocated Portion in accordance with the Subadviser's proxy voting policy in effect from time to time and the Subadviser will comply with such reasonable reporting and other requirements as shall be established by the Co-Managers.

(h)The Subadviser agrees to provide reasonable assistance to the Co-Managers or the Trust's Custodian in determining the value of any of the Trust's portfolio investments. Such reasonable assistance shall include (but is not limited to): (i) upon the request of the Co- Managers or the Trust's Custodian, assisting in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to portfolio investments; and (ii) notifying the Co-Managers in the event the Subadviser has reason to believe that the price it has received for a portfolio investment held by the Allocated Portion does not appear to reflect corporate actions, news, significant events or such investment otherwise requires review to determine if fair valuation may be necessary under the Trust's valuation procedures. Upon reasonable request from the Co-Managers, the Subadviser shall make its employees and officers reasonably available for consultation with the valuation committee of the Trust or the Co-Managers to assist them in their valuation of the investments of the Trust as the valuation committee or the Co-Managers may request from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(i)The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(j)The Subadviser shall comply with the applicable portions of the Trust's Documents provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(k)The Subadviser shall keep the Trust's Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co- Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co-Managers to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Allocated Portion, cash requirements and cash available for investment in the Allocated Portion, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the Allocated Portion as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Co- Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.Confidentiality. (a) Each party agrees that it will treat confidentially all information provided by any other party (the "Discloser") regarding the Discloser's businesses and operations, including without limitation the investment activities or holdings of the Allocated Portion ("Confidential Information"). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the "Recipient") solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of employees, attorneys, accountants and other advisers of the Recipient and its affiliates under common control with Recipient on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

(b)Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c)In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process, or by a governmental or regulatory agency or authority), in connection with any proceeding, to disclose any of the Discloser's Confidential Information, the Recipient will, to the extent permitted by law, regulation or regulatory authority, give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information. Notwithstanding anything to the contrary in the foregoing, no such notification shall be required in respect of any disclosure to regulatory authorities having jurisdiction over the Recipient or any of its affiliates.

(d)Notwithstanding anything to the contrary in the foregoing, to the extent that any market counterparty with whom Subadviser deals requires information relating to the Portfolio or the Trust (including, but not limited to, the identity and market value of the Portfolio, or the Allocated Portion), Subadviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Trust.

5.The Parties' Information Security Programs. Each party represents and warrants the following:

(a)It and its parent company have implemented and currently maintain an effective information security program (the "Information Security Program") which includes administrative, technical, and physical safeguards and other security measures necessary to protect (i) the security and confidentiality of Confidential Information; (ii) against anticipated threats or hazards to the security or integrity of Confidential Information; and (iii) against unauthorized access to, destruction, modification, disclosure or use of Confidential Information.

(b)Its Information Security Program complies with applicable laws and regulations with respect to the privacy and data security of Confidential Information.

(c)It shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to its employees who require such access in order to provide the services under this Agreement.

(d)It or its parent company conducts risk assessments as it determines to be reasonably necessary to identify and assess risks to the security, confidentiality, and integrity of Confidential Information; and evaluates, where necessary, the effectiveness of its information security controls.

(e)In the event that it confirms unauthorized access, disclosure, or material damage to Confidential Information (each a "Security Incident"), it shall notify the other party as soon as reasonably practicable.

(f)It shall provide the other party with information related to its Information Security Program.

(g)Upon Co-Managers' request, Subadviser will include a member(s) of its staff that is familiar with its Information Security Program in the periodic due diligence meetings with Co-Managers' staff to provide a presentation and answer questions on its Information Security Program.

6.(a) The Subadviser will not engage any third party to provide discretionary investment management services to the Allocated Portion without the express written consent of the Co-Managers. The Subadviser may employ an affiliate or a third party to perform administrative duties such as accounting, reporting, proxy voting and other ancillary services without the prior consent of the Co- Managers. In either case, the Subadviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve the Subadviser of any of its obligations under this Agreement. The Subadviser agrees that it remains liable to the Co-Managers for an affiliate's or third party's compliance with this Agreement, applicable regulations and requirements to the same extent as if the Subadviser itself had acted or failed to act instead of the affiliate or third party.

(b)Notwithstanding any other provision of the Agreement, the Subadviser: (i) may provide information about the Co-Managers and the Trust to any affiliate or any unaffiliated third party for purposes of this Section 6; and (ii) shall ensure that any affiliate or unaffiliated third party to which services have been delegated hereunder is subject to confidentiality and non-disclosure obligations that are substantially similar to the confidentiality and non-disclosure obligations to which the Subadviser is subject under this Agreement.

7.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, and their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a direct result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, its affiliated persons, and their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a direct result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Neither the Co-Managers nor the Subadviser shall be liable for any special, consequential, incidental or punitive damages.

8.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a Portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated Portfolio or portion thereof shall commence as of the close of business on the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser. The Co-Managers will commence the transition process for the delegated Portfolio or portion thereof of the Portfolio listed on Schedule A at the close of business on a date mutually agreed upon by the Co-Managers and the Subadviser and the Subadviser will become a subadviser of the Portfolio at that time. Notwithstanding anything to the contrary in the foregoing, if the Co-Managers engage a transition manager to execute purchases and sales in the delegated Portfolio or delegated portion thereof, the Subadviser will not be liable for losses caused by the default, fraud, act or omission, negligence or willful misconduct of such transition manager.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 270 Park Avenue, Floor 22, New York, N.Y. 10017, Attention: Scott Moritz.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

12.The Co-Managers and the Trust each acknowledges that the Subadviser operates so as to comply with all applicable federal, state and local laws relating to the prevention of money laundering and terrorist financing. The Co-Managers and the Trust each hereby acknowledges that it or its service provider agent has policies and procedures in place designed to comply with Anti -Money Laundering ("AML") requirements in the United States, including the Bank Secrecy Act as amended by the USA PATRIOT ACT as amended, and other applicable laws and regulations in those jurisdictions where the Co-Managers or the Trust operate, relating to the prevention of money laundering and terrorist financing ("AML Program"). The Co-Managers and the Trust each also acknowledges that it or its service provider agent has policies and procedures in place designed to comply with the prohibitions and restrictions mandated by the U.S. Treasury Department's Office of Foreign Assets Control and all other sanctions laws and regulations applicable in the jurisdictions in which it operates. To the knowledge of the Co-Managers and the Trust, any solicitations and other activities by it or, as applicable, its service providers in connection with the Trust have been and will be conducted in accordance with such applicable AML and sanctions laws and regulations

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By: /s/ Scott Moritz

Name: Scott Moritz

Title: Vice President

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by J.P. Morgan Investment Management Inc. (J.P. Morgan), PGIM Investments LLC and AST Investment Services, Inc. will pay J.P. Morgan a subadvisory fee on the average daily net assets managed by J.P. Morgan that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*

AST Emerging Markets Equity	0.48% of average daily net assets to $200 million;
Portfolio	0.45% of average daily net assets from $200 million to $500 million; and
0.40% of average daily net assets over $500 million

*In the event J.P. Morgan invests Trust assets in other pooled investment vehicles it manages or subadvises, J.P. Morgan will waive its subadvisory fee for the Trust in an amount equal to the acquired fund fee paid to J.P. Morgan with respect to the Trust assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: March 30, 2020

EXHIBIT C

ADVANCED SERIES TRUST

AST Emerging Markets Equity Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 12th day March, 2020 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (together, the Co-Managers), and Martin Currie Inc., a corporation organized and existing under the laws of the State of New York (Martin Currie or the Subadviser).

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as is delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, and the Prospectus of the Trust, as provided to it by the Co-Managers (the Trust Documents), and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, shall co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA) and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co- Managers shall provide the Subadviser timely with copies of any updated Trust Documents.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Subadviser shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser with respect to the Trust and other accounts as to which it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. Furthermore, the Subadviser warrants that it complies with the best execution and transaction reporting requirements under the rules and guidance contained in the FCA's Handbook (as amended from time to time) (the "FCA Rules"). Without prejudice to the foregoing, the Subadviser warrants that it will comply with the execution policy set out online at https://mcauth.martincurrie.com/~/media/corporate/documents/martin-currie-execution-policy.pdf or such other web address as shall be made available to the Co-Managers (the "Execution Policy"). The Co-Managers hereby consent to the Execution Policy and the execution of orders by the Subadviser outside a Trading Venue (as defined in the FCA Rules) from time to time. Where the Subadviser places reliance on their executing brokers, confirmation that they comply with the best execution and transaction reporting requirements imposed by the FCA Rules (or equivalent requirements imposed by MiFID II (meaning the recast Markets in Financial Instruments Directive (2014/65/EU) and Regulation (600/2014/EU) as well as any delegated acts under Level 2 and any updates, amendments or revisions thereto) if they are based in the European Economic Area) will be sought from their terms of business.

(iv)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, to assist in the valuation of the Trust's securities.

(v)The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co- Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with the Subadviser should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(viii)The Subadviser represents and warrants that it is also authorized and regulated by the United Kingdom's Financial Conduct Authority and that, without prejudice to the foregoing generality, the Subadviser is duly authorized to carry out its duties under this Agreement. The FCA's address is 25 The North Colonnade, Canary Wharf, London, E14 5HS. The Subadviser undertakes to use its best endeavors at all times to maintain its status as an authorized person for the purposes of the United Kingdom's Financial Services and Markets Act or any successor legislation.

(ix)For the purposes of the FCA Rules and based on information obtained in respect of the Co-Managers, the Subadviser has categorized the Co-Managers as Professional Clients (as defined in the FCA Rules) for all services. The Subadviser will notify the Co-Managers in writing if there is any change to this position. The Co-Managers agree to their classification as Professional Clients for the purposes of this Agreement and the FCA Rules; provided, however, that the Subadviser will, at all times, provide the Co-Managers all protections required under the statutory and regulatory regimes to which the Subadviser and the arrangements contemplated under this Agreement are subject. . The Co-Managers has the right under the FCA Rules to request categorization as a Retail Client (as defined in the FCA Rules). Retail Clients benefit from a higher level of protection than that afforded to Professional Clients.

(b)The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co- Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadviser is, to the extent required by applicable law, a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the

CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or

(iii)the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the applicable federal securities laws.

(g)The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(h)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(i)The valuation committee of the Trust and the Co-Managers shall have primary responsibility for valuation of the Trust's assets. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including being reasonably available to consult with the valuation committee of the Trust and the Co-Managers and making available information of which the Subadviser has knowledge related to the investments being valued provided; however, that the valuation committee of the Trust and the Co- Managers shall retain primary responsibility for valuation of the Trust's assets. In addition, the Subadviser will use its reasonable efforts to promptly notify the Co-Managers in the event that the Subadviser becomes aware that the Trust is carrying a security in the assets in the portion of the Trust managed by the Subadviser at a value that the Subadviser believes does not fairly represent the price that could be obtained for the security in a current market transaction.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust by the Subadviser, as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadvisers, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.(a) The Subadviser acknowledges that, in the course of its engagement by the Co-Managers, the Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Co-Managers' business and other proprietary information, written or oral.

(b)The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security (including, but not limited to Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data ("GDPR"), and/or any corresponding or replacement UK legislation or equivalent to the GDPR), and (ii) it has implemented and currently maintains an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Managers, or to any person who may be identified by Confidential Information. The Subadviser shall immediately notify the Co-Managers if the Subadviser is in material breach of this Section. At the Manager's request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in its Information Security Program and this Agreement.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser's Employees who require such access in order to provide the services to the Co-Managers. The Subadviser may use, store, transfer or otherwise process information about the Trust, the Co-Managers or their employees, agents or representatives for the purpose of fulfilling the Subadviser's obligations under this Agreement, to comply with record keeping obligations, and as reasonably necessary for management of the client relationship.

(f)The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser's compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Fund's and/or Co-Managers' Confidential Information, the Subadviser shall promptly report those findings to the Co-Managers.

(h)The Subadviser shall notify the Co-Managers, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a "Security Incident"). Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers full details of the Security Incident; (ii) assist and cooperate with the Co-Managers and the Co-Managers' designated representatives in the Co-Managers' investigation of the Subadviser, Employees or third parties related to the Security Incident. The Subadviser will provide the Co-Managers with physical access to the facilities and operations affected, facilitate the Co-Managers' interviews with Employees and others involved in the matter, and make available to the Co-Managers all relevant records, logs, files, and data; (iii) cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co-Managers' rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Co-Managers' reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser's information security safeguards and practices.

(j)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice: (a) access to the Subadviser's information processing premises and records; (b) reasonable assistance and cooperation of the Subadviser's relevant staff; and (c) reasonable facilities at the Subadviser's premises.

5.The Subadviser will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers excepts as follows:

(a)The Subadviser may delegate certain functions relating to proxy voting to ISS plc (or any equivalent replacement provider in the future);

(b)The Subadviser may delegate certain operational middle and front office functions to State Street Bank (and its group companies) and Fidessa respectively (and to any equivalent replacement providers in the future); and

(c)The Subadviser may engage one or more affiliates within the Legg Mason group including, but not limited to, Legg Mason Asset Management Singapore Pte. Limited, to perform non-advisory services for the Portfolio.

To the extent that the Subadviser receives approval from the Co-Managers to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Co-Managers. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co- Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or by the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES, United Kingdom, Attention: Mel Bucher.

8.Nothing in this Agreement shall limit or restrict the right of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser 's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13.This Agreement, including Schedule A hereto, embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement should not be affected thereby. This Agreement shall be binding on and inure to the benefits of the parties hereto and their respective successors.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: President

MARTIN CURRIE INC.

By: /s/ Euan Wilson

Name: Euan Wilson

Title: Director

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Martin Currie Inc. (Martin Currie or the Subadviser), PGIM Investments LLC and AST Investment Services, Inc. will pay Martin Currie an advisory fee on the net assets managed by the Subadviser that is equal, on an annualized basis, to the following:

Portfolio Name	Contractual Subadvisory Fee Rate

0.50% of average daily net assets to $150 million;
AST Emerging Markets Equity	0.40% of average daily net assets from $150 million to $300 million;
Portfolio	0.35% of average daily net assets from $300 million to $450 million;
0.30% of average daily net assets over $450 million.

*In the event Martin Currie invests Portfolio assets in other pooled investment vehicles it manages or subadvises, Martin Currie will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to Martin Currie with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: March 12, 2020

EXHIBIT D

MANAGEMENT OF AQR CAPITAL MANAGEMENT, LLC (AQR)

AQR a Delaware limited liability company formed in 1998, serves as a subadviser for the style premia segment of the Academic Strategies Portfolio, the Emerging Markets Equity Portfolio and the Large-Cap Portfolio. As of March 31, 2020, AQR and its affiliates had approximately $143 billion in assets under management. AQR's address is Two Greenwich Plaza, Greenwich, Connecticut 06830.

The table below lists the names, addresses, and positions of AQR's principal executive officer and each of its directors.

Name & Address*	Position
Clifford S. Asness	President, Founding and Managing Principal
David G. Kabiller	Founding Principal

John M. Liew	Founding Principal
Bradley D. Asness	Principal and Co-Chief Operating Officer

John B. Howard	Principal, Co-Chief Operating Officer and Chief Financial Officer

*The principal mailing address of the principal executive officer and each director of AQR is Two Greenwich Plaza, Greenwich, Connecticut 06830.

COMPARABLE FUNDS FOR WHICH AQR

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which AQR provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to AQR
(as of March 31, 2020)

N/A	N/A	N/A

D-1

EXHIBIT E

MANAGEMENT OF J.P. MORGAN INVESTMENT MANAGEMENT INC. (JPIM)

JPIM is an indirect wholly owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of March 31, 2020, JPIM and its affiliated companies had approximately $1,866,077 million in assets under management worldwide. JPIM's address is 383 Madison Avenue, New York, NY 10179.

The table below lists the names, addresses, and positions of JPIM's principal executive officer and each of its directors.

Name & Address*	Position
George Gatch	Director/Chairman/Managing Director
Lawrence Unrein	Director/CIO-Global Head of Private Equity/Managing Director
Scott Richter	Secretary/Managing Director
Paul Quinsee	Director/Global Head of Equities/Managing Director

Andrew Powell	Director/AM CAO/Head of Global Client Service/Managing Director/Senior Business Manager
John Donohue	Director/President/CEO/Head of Global Liquidity/Managing Director
Joy Dowd	Director/Managing Director
Robert Michele	Director/CIO and Head of Global Fixed Income, Currency & Commodities/Managing Director
Mark Egert	Chief Compliance Officer/Managing Director
Michael Camacho	Director/Global Head of Investment Platform/Managing Director

Anton Pil	Director/Head of Global Alternatives/Managing Director
Craig Sullivan	Director/Treasurer/CFO/Managing Director
Jedediah Laskowitz	Head of Asset Management Solutions/Managing Director

* The principal mailing address of the principal executive officer and each director of JPIM is 383 Madison Avenue, New York, NY 10179.

COMPARABLE FUNDS FOR WHICH JPIM

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which JPIM provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to JPIM
(as of March 31, 2020)

N/A	N/A	N/A

E-1

EXHIBIT F

MANAGEMENT OF MARTIN CURRIE INC. (MC)

The Martin Currie group provides asset management services for a global client base of financial institutions, charities, foundations, endowments, pension funds, family offices, government agencies and investment funds.

Martin Currie Inc. is a New York corporation (No. 515904) within the Martin Currie group providing discretionary investment management services to Martin Currie's US investors. Martin Currie Inc. is headquartered at New York Times Building, 620 Eighth Avenue, 49th Floor, New York, New York 10018 and has its UK based office at Saltire Court, 20 Castle Terrace, Edinburgh, United Kingdom, EH1 2ES. Martin Currie Inc. is regulated by the SEC in the US and the FCA in the UK. As of March 31, 2020, Martin Currie (Holdings) Limited, Martin Currie Inc.'s ultimate parent company, had approximately $12 billion in assets under management.

Name & Address*	Position
Julian Ide	Executive Director – Martin Currie Inc.
Euan Wilson	Executive Director – Martin Currie Inc.

Stuart Davidson	Executive Director - Martin Currie Inc.
Nigel Anderson	Executive Director – Martin Currie Inc.

*The principal mailing address of the principal executive officer and each director of MC is Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES.

COMPARABLE FUNDS FOR WHICH MC

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which MC provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to MC
	(as of March 31, 2020)

LM IF MC Emerging	$23.28	Class Premier Class: 0.75%
Markets Fund – UK ICVC		S Class: 0.65% p.a.

LM MC Global Emerging	$25.06	Class S US$: 0.65%
Markets Fund – Ireland
ICVC

LM MC Emerging	$68.19	1%* p.a. (inclusive of GST and RITC) of the net asset value of the
Markets – Australia		Fund
Wholesale Unit Trust		* This fee can be negotiated

F-1

EXHIBIT G

SHAREHOLDER INFORMATION

As of May 29, 2020, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of May 29, 2020, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration		Shares/Percentage

AST Emerging Markets	Pruco Life Insurance Company	Attn: Separate Accounts 7th Fl.		20,791,207.185 / 38.73%
Equity Portfolio	PLAZ Annuity	213	Washington Street
		Newark, NJ 07102

	AST Academic Strategies Asset	655	Broad Street, 17th Fl.	13,754,489.699 / 25.62%
	Allocation Portfolio	Newark, NJ 07102

	Pru Annuity Life Assurance Corp.	Attn: Separate Accounts 7th Fl.		9,911,891.682 / 18.46%
	PALAC Annuity	213	Washington Street
		Newark, NJ 07102

	AST Capital Growth Asset	655	Broad Street, 17th Fl.	3,392,932.948 / 6.32%
	Allocation Portfolio	Newark, NJ 07102

C-1

ADVANCED SERIES TRUST

AST Emerging Markets Equity Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET

AVAILABILITY OF INFORMATION STATEMENT

(the Notice)

The Information Statement referenced in this Notice is available at:

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding new subadvisory agreements for the AST Emerging Markets Equity Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio's website to review a complete copy of the Information Statement, which contains important information about the Portfolio's new subadvisers and the new subadvisory agreements.

As discussed in the Information Statement, at an in-person meeting held on January 23-24, 2020, the Board of Trustees of the Trust approved new subadvisory agreements for the Portfolio. Effective April 27, 2020, AQR Capital Management, LLC (AQR), J.P. Morgan Investment Management Inc. (JPIM) and Martin Currie Inc. (MC), became subadvisers to the Portfolio, replacing Parametric Portfolio Associates LLC (Parametric).

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager), as investment managers to the Portfolio, have entered into (i) a new subadvisory agreement with AQR to subadvise a portion of the Portfolio; (ii) a new subadvisory agreement with JPIM to subadvise a portion of the Portfolio; and (iii) a new subadvisory agreement with MC to subadvise a portion of the Portfolio (collectively, the New Subadvisory Agreements). The New Subadvisory Agreements relate to the appointments of AQR, JPIM and MC, to replace Parametric as subadvisers to the Portfolio. The New Subadvisory Agreements became effective on April 27, 2020. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreements. PGIM Investments and ASTIS will continue to manage the Portfolio.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about June 19, 2020, to all shareholders of record as of the close of business on April 27, 2020. A copy of the Information Statement will remain on the Portfolio's website until September 16, 2020.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102, or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until September 16, 2020. To ensure prompt delivery, you should make your request no later than September 2, 2020. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust's address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only. You are not required to take any action.

ASTEMEIS